UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2015

ALLIED NEVADA GOLD CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-33119	20-5597115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9790 Gateway Drive, Suite 200 Reno, Nevada		89521
(Address of principal executive offices)		(Zip Code)

(775) 358-4455

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on March 10, 2015, Allied Nevada Gold Corp. (the “Company” or “Allied Nevada”), a Delaware corporation, and certain of its domestic direct and indirect subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Chapter 11 Cases”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). During the pendency of the Chapter 11 Cases, the Debtors are operating their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

On July 23, 2015, the Debtors entered into an amended and restated restructuring support agreement (the “Amended RSA”) with (i) certain holders of the Company’s CDN $400 million 8.75% senior unsecured notes due 2019, issued by Allied Nevada pursuant to that certain indenture dated as of May 25, 2012 by and between Allied Nevada and Computershare Trust Company of Canada and (ii) the Company’s secured bank lenders.

As of August 26, 2015, the Debtors, the Requisite Consenting Noteholders (as defined in the Amended RSA) and the Requisite Secured Lenders (as defined in the Amended RSA) entered into a waiver and amendment agreement (the “Waiver Agreement”) to provide for the Modified Plan (as defined in Item 7.01 herein) and the Amended Disclosure Statement (as defined in Item 7.01 herein) in the Amended RSA. Pursuant to the Waiver Agreement, the Requisite Consenting Noteholders and the Requisite Secured Lenders grant all waivers and consents that may be necessary or required under the Amended RSA to waive the Creditor Party Termination Events (as defined in the Amended RSA) that may arise under Section 5(a) of the Amended RSA as a result of (a) the breach in any material respect by the Debtors of any of their covenants, obligations, representations or warranties contained in the Amended RSA (other than covenants set forth in Section 4(a)(iv) therein), (b) the Debtors’ failure to satisfy any of the covenants set forth in Section 4(a)(iv)(A) of the Amended RSA, as it relates to the Modified Plan, the Amended Disclosure Statement, and the proposed order for approval of the Amended Disclosure Statement and associated solicitation procedures, (c) the Debtors’ withdrawal of the Modified Plan or public announcement of their intention to withdraw the Modified Plan or to pursue an alternative transaction, and (d) the waiver, amendment or modification of the Modified Plan or any of the other restructuring documents, in each case of the foregoing (a), (b), (c) and (d), solely with respect to the amendments to the Amended RSA, the Modified Plan and the Disclosure Statement granted pursuant to Section 1 of the Waiver Agreement.

Pursuant to the Waiver Agreement, the Debtors grant all waivers and consents that may be necessary or required under the Amended RSA to waive the Debtor Termination Event (as defined in the Waiver Agreement) arising under Section 5(b)(i) of the Amended RSA as a result of the breach in any material respect by one or more Consenting Noteholders of any of their covenants, obligations, representations or warranties contained in the Amended RSA such that the non-breaching Consenting Noteholders own or control less than 66-2/3% in principal amount of the Notes, solely with respect to the amendments to the Amended RSA, the Modified Plan and the Disclosure Statement granted pursuant to Section 1 of the Waiver Agreement.

The foregoing description of the Waiver Agreement is a summary and is qualified in its entirety by reference to the Waiver Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On April 24, 2015, the Debtors filed with the Bankruptcy Court a proposed joint chapter 11 plan of reorganization and related disclosure statement. On July 23, 2015, the Debtors filed with the Bankruptcy Court a proposed amended joint chapter 11 Plan of Reorganization and related amended disclosure statement.

On August 26, 2015, the Debtors filed with the Bankruptcy Court an additional proposed Amended Joint Chapter 11 Plan of Reorganization (the “Modified Plan”) and related amended disclosure statement (the “Amended Disclosure Statement”). The Modified Plan is subject to acceptance by the Debtors’ creditors (as and to the extent required under the Bankruptcy Code) and confirmation by the Bankruptcy Court. Information contained in the Modified Plan and the Amended Disclosure Statement is subject to change, whether as a result of further amendments to the Modified Plan, third-party actions, or otherwise. A copy of the Modified Plan, as filed, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Amended Disclosure Statement, as filed, is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The Bankruptcy Court entered an order approving the Amended Disclosure Statement on August 28, 2015.

On August 26, 2015, the Debtors filed their monthly operating report for July 2015 (the “Monthly Operating Report”) with the Bankruptcy Court. The Monthly Operating Report is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Amended Plan.

The Modified Plan, the Amended Disclosure Statement and the Monthly Operating Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not otherwise subject to the liabilities of that section, and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Chapter 11 Cases and is in a format acceptable to the U.S. Trustee. The forecasts contained in the Monthly Operating Report reflect estimates and assumptions made by management of the Company. Consequently, it is likely that actual results will differ from those reflected in the Monthly Operating Report and such differences may be significant. The Company has not made and does not make any representation to any person regarding the Company’s future results. Furthermore, the Company is not required to publicly update the Monthly Operating Report to reflect more current facts or estimates or the occurrence of future events, including if the facts, estimates and assumptions upon which the Monthly Operating Report is based are erroneous. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment (which may be material) and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act, the Exchange Act (and the equivalent under Canadian securities laws) and the Private Securities Litigation Reform Act (the “PSLRA”) or in releases made by the U.S. Securities and Exchange Commission, all as may be amended from time to time. This cautionary statement is being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefit of the “safe harbor” provisions of such laws. All statements, other than statements of historical fact, included herein or incorporated by reference, that address activities, events or developments that we expect or anticipate will or may occur in the future, are forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe”, “project”, “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to”, or other similar words, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intentions. Forward-looking statements address activities, events or developments that Allied Nevada expects or anticipates will or may occur in the future, and are based on current expectations and assumptions. These statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements, and include, but are not limited to the potential adverse effect of the Chapter 11 Cases on the Debtors’ business, financial condition or results of operations, including the Debtors’ ability to maintain contracts and other business relationships that are critical to the Debtors’ business and the actions and decisions of the Debtors’ creditors and other third parties with interests in the Chapter 11 Cases; the Debtors’ ability to conduct the Chapter 11 Cases on the terms set forth herein; the Debtors’ ability to maintain adequate liquidity to fund the Debtors’ operations during the Chapter 11 Cases and to fund a plan of reorganization and thereafter, including obtaining sufficient debtor in possession financing and exit financing; whether the holders of the Debtors’ liabilities and/or securities receive any value for their interests; and the Debtors’ ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases prosecuted from time to time; and other factors discussed in Allied Nevada’s filings with the SEC including Allied Nevada’s latest Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its other recent SEC filings (and Canadian filings). Although Allied Nevada has attempted to identify important factors that could cause actual results, performance or achievements to differ materially from those described in forward-looking statements, there may be other factors that cause results, performance or achievements not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate, as actual results, performance and achievements and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The Company does not intend to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit

Exhibit 10.1	Waiver and Amendment Agreement dated as of August 26, 2015

Exhibit 99.1	Amended Debtors’ Joint Chapter 11 Plan of Reorganization filed August 26, 2015

Exhibit 99.2	Amended Disclosure Statement for Debtors’ Joint Plan of Reorganization filed August 26, 2015

Exhibit 99.3	Monthly Operating Report for July 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 31, 2015	Allied Nevada Gold Corp.

	By:	/s/ Stephen M. Jones
Stephen M. Jones
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit

Exhibit 10.1	Waiver and Amendment Agreement dated as of August 26, 2015

Exhibit 99.1	Amended Debtors’ Joint Chapter 11 Plan of Reorganization filed August 26, 2015

Exhibit 99.2	Amended Disclosure Statement for Debtors’ Joint Plan of Reorganization filed August 26, 2015

Exhibit 99.3	Monthly Operating Report for July 2015